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                                                                  EXECUTION COPY
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                                   AMENDMENT NO. 3

                             Dated as of January 17, 1997

                                          to

                    RECEIVABLES PURCHASE AGREEMENT AND ASSIGNMENT

                            Dated as of December 28, 1995

                                       between

                         OLYMPIC RECEIVABLES FINANCE CORP. II
                                      Purchaser

                                         and

                                0LYMPIC FINANCIAL LTD.
                                        Seller


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                                  TABLE OF CONTENTS

                                                                        Page
                                                                        ----

                                      ARTICLE I

                                     DEFINITIONS


                                      ARTICLE II

                                      AMENDMENT

SECTION 2.1.  Amendment to Section 2.2 of the Receivables Purchase
                 Agreement . . . . . . . . . . . . . . . . . . . . . . .    1
SECTION 2.2.  Amendment to Schedule B to Receivables Purchase
                 Agreement . . . . . . . . . . . . . . . . . . . . . . .    2

                                     ARTICLE III

                                    MISCELLANEOUS

SECTION 3.1.  Counterparts . . . . . . . . . . . . . . . . . . . . . . .    2
SECTION 3.2.  Governing Law; Entire Agreement. . . . . . . . . . . . . .    2
SECTION 3.3.  Headings . . . . . . . . . . . . . . . . . . . . . . . . .    3
SECTION 3.4.  Receivables Purchase Agreement in Full Force and Effect as
                 Amended . . . . . . . . . . . . . . . . . . . . . . . .    3


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    AMENDMENT NO. 3. dated as of January 17, 1997 (the "AMENDMENT") to
RECEIVABLES PURCHASE AGREEMENT AND ASSIGNMENT dated as of December 28, 1995 and amended as of June 12, 1996 and September 30, 1996 (as amended, the "RECEIVABLES PURCHASE AGREEMENT"), between Olympic Receivables Finance Corp. II, a Delaware corporation, as Purchaser (the "PURCHASER") and Olympic Financial LTD., a Minnesota corporation, as Seller (the "SELLER").

    WHEREAS, the Purchaser and the Seller have entered into the Receivables Purchase Agreement;

    WHEREAS, pursuant to Section 6.6(b) of the Receivables Purchase Agreement, the Purchaser and the Seller desire to amend the Receivables Purchase Agreement in certain respects as provided below;

    WHEREAS, each of the Owner Trustee, the Indenture Trustee, a Certificate Majority, a Note Majority and JPMD has consented to this Amendment as required by Section 6.6(b) of the Receivables Purchase Agreement;

    WHEREAS, it is the intent of the parties that this Amendment be effective as of the date set forth above (the "EFFECTIVENESS DATE");

    NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

    Unless otherwise defined herein or the context otherwise requires, defined terms used herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement.

                                   ARTICLE II

                                   AMENDMENT

     SECTION 2.1.  AMENDMENT TO SECTION 2.2 OF THE RECEIVABLES PURCHASE
                   AGREEMENT

    (a) Section 2.2(b)(1)(x) of the Receivables Purchase Agreement is hereby amended by deleting the reference to "1.0%" and substituting therefor "4.0%".

    (b) Section 2.2(b)(1) of the Receivables Purchase Agreement is hereby amended by adding the following subsection (xi) immediately following Section 2.2(b)(1)(x):

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         (xi)  after giving effect to the conveyance of Receivables on such
    Transfer Date, the aggregate of the Principal Balances of Receivables attributable to loans classified as Financed Repossessions shall not exceed 3.0% of the aggregate of the Principal Balances of all Receivables on such Transfer Date; and

    (c) Section 2.2(b)(1) of the Receivables Purchase Agreement is hereby further amended by renumbering Section 2.2(b)(1)(xi) as Section 2.2(b)(1)(xii).

    SECTION 2.2.  AMENDMENT TO SCHEDULE B TO RECEIVABLES PURCHASE AGREEMENT.

    (a) Clause 28(D)(i) of Schedule B is hereby amended by deleting the word "and" at the end of such clause.

    (b) Clause 28(D)(ii) of Schedule B is hereby amended by deleting the reference to "40%" and substituting therefor "55%".

    (c) Clause 28(D) is hereby amended by adding the following immediately following clause (ii) thereof:

         "; and (iii) the aggregate of the Principal Balances of Receivables attributable to loans classified as Financed Repossessions shall not exceed 3.0% of the aggregate of the Principal Balances of all Receivables on such Transfer Date"

                                  ARTICLE III

                                 MISCELLANEOUS

    SECTION 3.1. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when the Seller shall have received (a) counterparts hereof executed on behalf of the Purchaser and the Seller, (b) the consents of the Owner Trustee, the Indenture Trustee, JPMD, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, the sole Noteholder, to the terms of this Amendment and (c) evidence of written notice to Standard & Poor's and Moody's of this Amendment.

    SECTION 3.2. GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the Receivables Purchase Agreement (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

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    SECTION 3.3.  HEADINGS.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof or thereof.

    SECTION 3.4. RECEIVABLES PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Receivables Purchase Agreement shall remain in full force and effect. All references to the Receivables Purchase Agreement in any other document or instrument shall be deemed to mean the Receivables Purchase Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Receivables Purchase Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Receivables Purchase Agreement, as amended by this Amendment, as though the terms and obligations of the Receivables Purchase Agreement were set forth herein.


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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                                  PURCHASER:

                                  OLYMPIC RECEIVABLES FINANCE CORP. II


                                  By:__________________________________
                                     Name:
                                     Title:


                                  SELLER:

                                  OLYMPIC FINANCIAL LTD.,


                                  By:__________________________________
                                     Name:
                                     Title:


                                  AGREED AND CONSENTED:

                                  OWNER TRUSTEE:

                                  WILMINGTON TRUST COMPANY, not in its
                                  individual capacity but solely as Owner
                                  Trustee under the Trust Agreement


                                  By:__________________________________
                                     Name:
                                     Title:


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                                  INDENTURE TRUSTEE:

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION, not in its individual capacity but as Indenture Trustee


                                  By:__________________________________
                                     Name:
                                     Title:


                                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, as sole Noteholder


                                  By:__________________________________
                                     Name:
                                     Title:


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